EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF CENTAURUS DIAMOND TECHNOLOGIES, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Centaurus Diamond Technologies, Inc. for the quarter ended December 31, 2018, the undersigned, Chaslav Radovich, Chief Executive Officer of Centaurus Diamond Technologies, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in such Quarterly Report on Form 10-Q for the quarter ended December 31, 2018 fairly presents, in all material respects, the financial condition and results of operations of Centaurus Diamond Technologies, Inc.

Date: February 21, 2019	By:	/s/ Chaslav Radovich
Chaslav Radovich
Chief Executive Officer (principal executive officer, principal financial officer and principal accounting officer)